Exhibit 10.47

REDACTED

Certain identified information, indicated by [*****], has been excluded from the exhibit because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed.

Amendment Three to Development and Option Agreement

This Amendment Three to the Development and Option Agreement (this "Amendment"), dated as of December 24, 2020 (the "Amendment Three Effective Date"), is made by and between CureVac AG, a German stock corporation with offices at Friedrich-Miescher-Strasse 15, 72076 Tübingen, Germany ("CureVac"), and Acuitas Therapeutics Inc., a British Columbia corporation with offices at 6190 Agronomy Road, Suite 405, Vancouver, British Columbia, V6T 1Z3, Canada ("Acuitas") and amends the Development and Option Agreement dated April 29, 2016 (as amended by Side Agreement and Amendment Number One dated December 1, 2016 and Amendment Two to the Development and Option Agreement dated July 10, 2020) between CureVac and Acuitas (as amended, the “Development and Option Agreement”). Each of CureVac and Acuitas may be referred to herein as a "Party" or together as the "Parties."

WHEREAS, Acuitas and CureVac entered into the Development and Option Agreement relating to the evaluation of and options to license Acuitas LNP Technology for the research, development, manufacture and/or commercialisation of products incorporating Acuitas LNP Technology and CureVac Technology;

WHEREAS, pursuant to the Side Agreement and Amendment Number One dated December 1, 2016 to the Development and Option Agreement, Acuitas and CureVac agreed, inter-alia, to include in the Work Plan the evaluation of Acuitas LNP Technology together with CureVac Technology relating to Gene Editing and to discuss and negotiate in good faith the terms and conditions under which the Development and Option Agreement will be amended to encompass Licensed Products useful for Gene Editing purposes;

WHEREAS, pursuant to Amendment Two to the Development and Option Agreement, Acuitas and CureVac agreed that CureVac will have the right to exchange up to [*****] Targets, and any associated [*****] Targets being the subject of Non-exclusive License Agreement(s), with [*****] alternate [*****] Targets and, optionally, any alternate [*****] Targets associated therewith for a period of [*****] from the Amendment Two Effective Date.

WHEREAS, CureVac and Acuitas now wish to amend the Development and Option Agreement to include therein the terms and conditions for Extension Term Options (as defined below);

NOW, THEREFORE, in consideration of the mutual covenants and representations contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section One.

Defined Terms and Amendment of Article 1 of the Development and Option Agreement.

1.1	Capitalized terms not defined herein have the definitions set forth in the Development and Option Agreement.

1.2	The following new definitions are hereby added to Article 1 of the Development and Option Agreement:

“1.12a “Base Term” means the period starting on April 29, 2016 and ending on April 29, 2021.”

“1.12b “Base Term Option” has the meaning set forth in Section 5.1.”

“1.32a “Extension Term” means the period starting on April 29, 2021 and ending on April 29, 2025.”

“1.32b “Extension Term License Agreement” means each Non-exclusive License Agreement entered into by the Parties upon exercise by CureVac of an Extension Term Option as set forth in Section 5.1.”

“1.32c “Extension Term Option” has the meaning set forth in Sections 5.1.”

“1.32d “Extension Term Start Date” means April 29, 2021.”

1.3	Each of the following definitions of the Development and Option Agreement are hereby replaced in their entirety with the respective following amended definition:

“1.34 "FTE Costs" mean the actual FTEs employed by Acuitas in the conduct of the Works and Services multiplied by an annual rate per FTE equal to [*****] (U.S. $[*****]) for the Base Term and [*****] (U.S. $[*****]) for the Extension Term. Such FTE Costs represent reimbursement for all costs of providing the Works and Services (including salaries, benefits, lab supplies, reagents, equipment and overhead, as well as other G&A costs).”

“1.56 “Option” means each Base Term Option or each Extension Term Option, as the case may be.”

“1.57 “Option Exercise Fee”,

(a)  with respect to each Base Term Option, means: (i) with respect to each Non-exclusive License Agreement for which CureVac has exercised a Base Term Option in accordance with Article 5, [*****] (U.S, $[*****]); and (ii) with respect to each Exclusive License Agreement for which CureVac has exercised a Base Term Option to enter into in accordance with Article 5, [*****] (U.S. $[*****]). In addition, in the event that upon a Base Term Option exercise a License Agreement includes more than [*****] Targets, each [*****] Target in excess of [*****] will have an additional Option Exercise Fee under a Non-exclusive License Agreement of [*****] (U.S. $[*****]) [*****] (U.S. $[*****]) [*****] and under an Exclusive License Agreement an additional Option Exercise Fee of [*****] (U.S. $[*****]) [*****] (U.S. $[*****]) [*****]; and

(b)   with respect to each Extension Term Option, for each Non-exclusive License Agreement for which CureVac has exercised an Extension Term Option in accordance with Article 5: (i) [*****] (U.S. $[*****]) for each such exercised Extension Term Option for a Licensed Product that is not a Licensed Vaccine Product; and (ii) [*****] (U.S. $[*****]) for each such exercised Extension Term Option for a for a Licensed Product that is a Licensed Vaccine Product. In addition, in the event that upon an Extension Term Option exercise a Non-exclusive License Agreement includes more than [*****] Targets, each [*****] Target in excess of [*****] will have an additional Option Exercise Fee under such a Non-exclusive License Agreement of [*****] (U.S. $[*****]) [*****] (U.S. $[*****]) [*****].”

Section Two.

Amendment of Article 4 of the Development and Option Agreement.

2.1	Sections 4.2(d) (ii) and (iii) of the Development and Option Agreement are hereby replaced in their entirety with the respective following amended Sections:

“(ii) Maximum Number Reserved Targets. CureVac will have the right to select up to [*****] Targets to be subject to Base Term Options at any one time to be placed on the Reserved Target List provided no more than [*****] may be exclusive Reserved Targets. Furthermore, CureVac will have the right during the Extension Term to select up to an additional [*****] Targets to be subject to Extension Term Options at any one time to be placed on the Reserved Target List, but each of such [*****] Targets only as a non-exclusive Reserved Target.”

“(iii) Reserved Vaccine Target List. In the case of Targets intended to be used in a Licensed Vaccine Product, CureVac will notify the Escrow Agent of the [*****] Target and the [*****] Targets, if any. The [*****] Target will count as a single Reserved Target, however, [*****] Targets will not be counted against the total number of Reserved Targets available to CureVac, provided, however, that the total number of [*****] Targets on the Reserved Target List: (i) subject to Base Term Options cannot be more than [*****] at any time, of which not more than [*****] and (ii) subject to Extension Term Options cannot be more than [*****] of which up to [*****] can be [*****]. For the avoidance of doubt, if CureVac exercises an Option in respect of a License Agreement that includes  [*****] Targets, the number of [*****] Targets on the Reserved Target List reduces respectively by the number of [*****] Targets included in such License Agreement.”

2.2	Section 4.4 of the Development and Option Agreement is hereby replaced in its entirety with the following amended Section:

“4.4 Fees.

(a) Target Reservation and Maintenance Fees. CureVac will pay to Acuitas the fees shown below per Contract Year for each Reserved Target added to the Reserved Target List pursuant to Section 4.2 as a non-exclusive Target:

(i)	[*****]; and

(ii)	[*****]; and

(iii)	[*****]; or

(iv)	[*****].

or the fees shown below per Contract Year for each Reserved Target added to the Reserved Target List pursuant to Section 4.2 as an exclusive Target:

(v)	[*****]; and

(vi)	[*****]; and

(vii)	[*****].

In the case of Targets for Vaccines, instead of the fees set forth in (i) to (vii) above, CureVac will pay to Acuitas the fees shown below per Contract Year for each non-exclusively Reserved [*****] Target added to the Reserved Target List pursuant to Section 4.2 together with each associated [*****] Target:

(viii)	[*****]; and

(ix)	[*****]; and

(x)	[*****].

(xi)	[*****].

or the fees shown below per Contract Year for each exclusively Reserved [*****] Target added to the Reserved Target List pursuant to Section 4.2 together with each associated [*****] Target:

(xii)	[*****]; and

(xiii)	[*****]; and

(xiv)	[*****].”

Section Three.

Amendment of Article 5 of the Development and Option Agreement.

3.1	Section 5.1 of the Development and Option Agreement is hereby replaced in its entirety with the following amended Section:

“5.1 Options. From the period commencing on the Effective Date and ending on the expiration of the Term (the "Option Period"), on a Reserved Target by Reserved Target basis, CureVac will have: (i) options originating from those granted during the Base Term (each a "Base Term Option), to enter into a maximum of [*****] License Agreements; and (ii) options originating from those granted during the Extension Term (each an “Extension Term Option”) to enter into a maximum of an additional [*****] Extension Term License Agreements in each case, under the Acuitas LNP Technology with respect to Licensed Product(s) containing mRNA Construct(s) intended to express such Reserved Targets in the applicable form (non-exclusive or exclusive as the case may be for Base Term Options and non-exclusive for Extension Term Options) set forth in Exhibit 1.54 and Exhibit 1.31, provided that the Exhibits to such template agreements are to be prepared or updated in accordance with the terms of the respective License Agreement and this Agreement. In the event CureVac opts for an exclusive license of a Reserved Target for Licensed Vaccine Products, the exercise notice will identify the [*****] Target and the [*****] Target(s), if any, and the exclusivity will apply with respect to the [*****] Target only. Such license will cover any combination of the [*****] Target, with or without and with one or several of the [*****] Targets, if any. CureVac may exercise each such Option by providing to Acuitas, prior to the expiration of the Term, written notice of Option exercise, setting forth the particular Reserved Target which is intended to be expressed by the Licensed Products (each such notice, an "Option Notice"). A separate Option Notice and Option Exercise Fee will be required for each License Agreement with respect to which CureVac exercises an Option pursuant to this Section 5.1, and CureVac will pay to Acuitas the Option Exercise Fee for each such License Agreement as set forth in Section 5.3. If not exercised prior to the expiration of the Term, the Options granted to CureVac under this Article 5 with respect to all Licensed Products will terminate in full and will no longer be exercisable. In the event that, during the Term, CureVac terminates a license(s) granted during the Base Term other than an Exchange License as set forth in Section 5.4, the Target(s) subject to the license(s) will be removed from the Reserved Target List and CureVac may during the Term replace such Target(s) on the Reserved Target List in accordance with Article 4 and may during the Term exercise a Base Term Option to take a license to such Target(s) in accordance with this Article 5, provided, however, that if CureVac terminates such license(s) and replaces such Target(s) during the Term, CureVac may only take a Non-exclusive License Agreement, and the financial terms applicable for an Extension Term License Agreement shall apply mutatis mutandis. In the event that CureVac terminates an Extension Term License Agreement(s) during the Extension Term, the Target(s) subject to the Extension Term License Agreement(s) will be removed from the Reserved Target List and CureVac may during the Extension Term replace such Target(s) on the Reserved Target List in accordance with Article 4 and may during the Extension Term exercise an Extension Term Option to take a Non-exclusive License Agreement to such Target(s) in accordance with this Article 5. For clarity no more than [*****] Base Term active License Agreements and no more than [*****] Extension Term active License Agreements can be held at any one time. For avoidance of doubt, milestones and fees paid with respect to any license that is terminated will not be creditable against any future Option exercise.”

3.2	A new Section 5.5 is hereby appended to the end of Article 5 of the Development and Option Agreement as follows:

“5.5 Extension Term Technology Access Fee. CureVac will pay to Acuitas a technology access fee for the Extension Term equal to Three Million Dollars (U.S. $3,000,000) payable within thirty (30) days of the Amendment Three Effective Date and Two Hundred and Fifty Thousand Dollars (U.S. $250,000) per Extension Term Option within [*****] of the first and second anniversaries of the Extension Term Start Date for each of the Extension Term Options not yet exercised on such anniversary.”

Section Four.

Amendment of Article 9 of the Development and Option Agreement

Section 9.1 of the Development and Option Agreement is hereby replaced in its entirety with the following amended Section:

“9.1 Term. This Agreement will commence as of the Effective Date and, unless sooner terminated or extended in accordance with the terms hereof or by mutual written consent, will continue for a period of nine (9) years (the "Term").”

Section Five.

Amendment of the Exhibit 1.54 of the Development and Option Agreement

5.1	Section 4.1 of Exhibit 1.54 of the Development and Option Agreement is hereby replaced in its entirety with the following amended Section, but only in respect of each Non-exclusive License Agreement that results from an exercise of an Extension Term Option.

“4.1 Milestone Payments. Subject to any crediting as set forth in Section 4.2b, CureVac will make milestone payments (each, a "Milestone Payment") to Acuitas upon the first occurrence of each of the milestone events (each, a "Milestone Event") by Licensed Product as set forth below in the respective table of this Section 4.1, as is applicable to whether the respective Licensed Product is a Licensed Vaccine Product or not. CureVac will notify Acuitas of the achievement of each Milestone Event within [*****] of such achievement. Each Milestone Payment will be payable to Acuitas by CureVac within [*****] of the achievement of the specified Milestone Event and receipt of a respective invoice from Acuitas, and such payments when owed or paid will be non-refundable and non-creditable. If one or more of the Milestone Events set forth below are not achieved or not required for any reason, the payment for such skipped Milestone Event will be due [*****]. The maximum total of all Milestone Payments for all Licensed Products that all are not Licensed Vaccine Products payable under this License Agreement is U.S.$ [*****]. The maximum total of all Milestone Payments for all Licensed Products that all are Licensed Vaccine Products payable under this License Agreement is U.S.$ [*****], provided, however, that such maximum amounts do not apply in the event CureVac elects the Alternative Royalty, as set forth below.

Milestone Event for Licensed Products not	Milestone Payment
being Licensed Vaccine Products
[*****]	[*****]
[*****]	[*****]

Milestone Event for Licensed Products not	Milestone Payment
being Licensed Vaccine Products
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Milestone Event for Licensed Vaccine Products	Milestone Payment
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
”

5.2	A new Section 4.2b is hereby added after Section 4.2 of Exhibit 1.54 of the Development and Option Agreement as follows, but only in respect of each Non-exclusive License Agreement that results from an exercise of an Extension Term Option.

“4.2b License Maintenance Fee. On the [*****] anniversary of the Effective Date, and on each of the next [*****] subsequent anniversaries thereof, Acuitas shall be due a license maintenance fee from CureVac, for maintaining the license for [*****] starting on such anniversary, in an amount of: (i) [*****] (U.S. $[*****]) per year for this License Agreement being in respect of Licensed Product that is not Licensed Vaccine Product; or (ii) [*****] (U.S. $[*****]) per year for this License Agreement being in respect of Licensed Product that is Licensed Vaccine Product (each, a “License Maintenance Fee”); provided however, that in each case no such License Maintenance Fee shall be due or payable [*****]. Any License Maintenance Fees due under this License Agreement will be payable to Acuitas by CureVac within [*****] of receipt of a respective invoice from Acuitas issued within [*****] of the respective anniversary, and any and all such License Maintenance Fees actually paid will be creditable, up to a maximum amount of: (a) [*****] (U.S. $[*****]) for Licensed Product that is not Licensed Vaccine Product; or (b) [*****] (U.S. $[*****] for Licensed Product that is Licensed Vaccine Product, in each case against the Milestone Payment payable under this License Agreement in respect of the [*****].”

5.3	Section 4.3(a) of Exhibit 1.54 of the Development and Option Agreement is hereby replaced in its entirety with the following amended Section, but only in respect of each Non-exclusive License Agreement that results from an exercise of an Extension Term Option.

“(a) Royalty. Subject to the remainder of this Section 4.3, on a country-by-country basis and a Covered Product-by-Covered Product basis, "Covered Product" being a Licensed Product which is Covered by one or more Valid Claims, CureVac will pay to Acuitas a royalty of [*****] ([*****]%) of Net Sales of the Covered Product that is not a Licensed Vaccine Product, or will pay to Acuitas a royalty of [*****] ([*****]%) of Net Sales for the Covered Product that is a Licensed Vaccine Product. On a country-by-country basis, in the event a Licensed Product is not a Covered Product in such country, CureVac will pay to Acuitas a royalty on Net Sales equal to the Minimum Royalty set forth in subsection (c) below.”

5.4	Section 4.3(c) of Exhibit 1.54 of the Development and Option Agreement is hereby replaced in its entirety with the following amended Section, but only in respect of each Non-exclusive License Agreement that results from an exercise of an Extension Term Option.

“(c) Minimum Royalty. Except as set forth in subsection (d) below, in no event will the Royalty payable by CureVac to Acuitas for any Licensed Product (whether or not a Covered Product) be less than: (i) [*****] ([*****]%) for any Licensed Product that is not a Licensed Vaccine Product; (ii) or [*****] ([*****]%) for any Licensed Product that is a Licensed Vaccine Product.”

5.5	Section 4.3(d) of Exhibit 1.54 of the Development and Option Agreement is hereby replaced in its entirety with the following amended Section, but only in respect of each Non-exclusive License Agreement that results from an exercise of an Extension Term Option.

“(d) Alternative Royalty. If CureVac sublicenses a Licensed Product to a Sublicensee, CureVac may elect to substitute the royalty payments set forth in subparagraphs (a) and (c) above for alternative royalty payments consisting of all of the payments set forth in this subparagraph (d) (each or collectively, as applicable, the “Alternative Royalty/ies”). CureVac will be entitled to make such election by providing Acuitas with written notice thereof within [*****] of the effective date of the respective sublicense, and cannot change such election afterwards, provided that if CureVac grants several sublicenses under a License Agreement, such election can be made separately for each sublicense.

(i)      Sublicensee Royalties. CureVac will pay to Acuitas, on a Calendar Quarter-by-Calendar Quarter basis, [*****] ([*****]%) of the net royalty payments that CureVac actually receives from such Sublicensee for net sales of Licensed Product under the sublicense hereunder after any deductions for royalties CureVac actually pays under any license agreement for Technology that Covers a Licensed Product and CureVac or its Affiliate or Sublicensee, in its reasonable judgment, considers it necessary or useful to obtain a license to develop, manufacture or commercialize such Licensed Product (“Revised Royalty”). CureVac warrants to Acuitas that it will use commercially reasonable efforts to maximize royalties in sublicensing transactions in which it elects to pay Alternative Royalties.

(ii)      Sublicensee Upfront Payments. In the event that CureVac elects to take a Revised Royalty, CureVac will, in addition to the Revised Royalty, pay Acuitas [*****] ([*****]%) of the Upfront Payments actually received by CureVac from such Sublicensee for such sublicense rights. “Upfront Payments” means the [*****].

(iii)      Sublicensee Sales-based Milestones. In addition, in the event and to the extent such sublicense hereunder includes Sales-based Milestones for Licensed Product, CureVac will pay to Acuitas [*****] ([*****]%) of such sales-based milestones as CureVac actually receives from such Sublicensee. “Sales-based Milestones” means milestone payment based on net sales, units sold, market share or any other commercial measure.”

(iv)      For avoidance of doubt, if CureVac elects Alternative Royalties for a Third Party sublicense with respect to Licensed Products, the Revised Royalty, the Upfront Payments and the Sales-based Milestones will include all royalty, upfront payments and sales based milestones received by CureVac from such Sublicensee for such Licensed Products, including royalty and upfront payments made in consideration for the license to the CureVac Technology required for the Licensed Products subject to the Alternative Royalty.

5.6	Section 4.4(c) of Exhibit 1.54 of the Development and Option Agreement is amended by appending the following text to its end, but only in respect of each Non-exclusive License Agreement that results from an exercise of an Extension Term Option or exercise of a Base Term Option for which financial terms of an Extension Term License Agreement apply.

“In the event that CureVac elects to substitute the royalties payments set forth in subparagraphs (a) and (c) of Section 4.3 above for the Alternative Royalty, then (x) in addition to the foregoing reporting obligations, CureVac shall (a) furnish Acuitas an alternative written report (“Alternative Report”) for each Calendar Quarter showing the amount of Revised Royalty, Upfront Payment and/or Sales-based Milestones (as applicable) received from the respective Sublicensee and the Alterative Royalty due for such Calendar Quarter and (b) a reasonably redacted copy of such sublicense agreement as set forth in Section 2.3(b)(ii), but disclosing all financial terms. Alternative Reports shall be provided within [*****] of the end of the Calendar Quarter for which any Alternative Royalties are due; and (y) notwithstanding the foregoing payment obligation, instead, Alternative Royalty payments for each such Calendar Quarter shall be due at the same time as the Alternative Reports for such Calendar Quarter.”

5.7	For clarity, any Non-exclusive License Agreement for which Base Term Option license financial terms apply, Article 4 of Exhibit 1.54 of the Development and Option Agreement shall remain in the form as set forth in Article 4 of Exhibit 1.54 of the Development and Option Agreement on the Effective Date.

Section Six.

Amendment of the definition of “Sublicensee” in each of Exhibits 1.31, 1.54 of the Development and
Option Agreement and each License Agreement

6.1	Each of: (i) definition 1.52 of Exhibit 1.31 of the Development and Option Agreement; (ii) definition 1.52 of Exhibit 1.54 of the Development and Option Agreement; and (iii) definition 1.52 of each and all License Agreements entered into between the Parties prior to the Amendment Three Effective Date is hereby replaced in its entirety with the following amended definition:

“1.52 “Sublicensee” means any Third Party that is granted a sublicense as permitted by Section 2.3, either directly by CureVac or its Affiliates or indirectly by any other Sublicensee hereunder.”

Section Seven.

Miscellaneous.

Except as amended hereby, all other provisions of the Development and Option Agreement (including Exhibit 1.54 thereof) shall remain unchanged and in full force and effect in accordance with their terms. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Development and Option Agreement, the terms and conditions of this Amendment shall control.

This Amendment may be executed simultaneously in two (2) or more counterparts, and by PDF or other electronic transmission, each of which counterparts shall be deemed an original, but all of which together shall constitute one and the same instrument, provided that all such counterparts, in the aggregate, shall contain the signatures of all parties hereto.

[Signature page to follow]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

CUREVAC AG

By:	/s/ [*****]

(Signature)

Name:	[*****]

Title:	[*****]

By:	/s/ [*****]
(Signature)

Name:	[*****]

Title:	[*****]

ACUITAS THERAPEUTICS INC.

By:	/s/ [*****]
(Signature)

Name:	[*****]

Title:	[*****]